UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 27, 2006
                                                           -------------

                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


              Colorado                000-26621              52-2077581
              --------                ---------              ----------
   (State or other jurisdiction      (Commission           (I.R.S. Employer
 of incorporation or organization)   File Number)         Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2006, NIC Inc. issued a press release announcing 2006 second quarter earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.


ITEM 7.01    REGULATION FD DISCLOSURE

On July 27, 2006, NIC Inc. issued a press release announcing 2006 second quarter earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the 2006 second quarter earnings information at 9:00 a.m., EDT, on July 27, 2006.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated July 27, 2006, announcing 2006 second quarter earnings information, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NIC Inc.

Date: July 27, 2006                      /s/ Stephen M. Kovzan
                                         ---------------------
                                         Stephen M. Kovzan
                                         Vice President, Financial Operations
                                         Chief Accounting Officer